SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: USAA MUTUAL FUNDS TRUST


  TAX EXEMPT LONG-TERM FUND                  CALIFORNIA BOND FUND
  TAX EXEMPT LONG-TERM FUND ADVISER SHARES   CALIFORNIA BOND FUND ADVISER SHARES
  TAX EXEMPT SHORT-TERM FUND                 CALIFORNIA MONEY MARKET FUND
  TAX EXEMPT SHORT-TERM FUND ADVISER SHARES  NEW YORK BOND FUND
  TAX EXEMPT INTERMEDIATE-TERM FUND          NEW YORK BOND FUND ADVISER SHARES
  TAX EXEMPT INTERMEDIATE-TERM FUND          NEW YORK MONEY MARKET FUND
     ADVISER SHARES                          VIRGINIA BOND FUND
  TAX EXEMPT MONEY MARKET FUND               VIRGINIA BOND FUND ADVISER SHARES
                                             VIRGINIA MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:    05/29/2012                  /S/ DANIEL S. MCNAMARA
       ________________            ___________________________________
                                   Daniel S. McNamara
                                   President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST


  TAX EXEMPT LONG-TERM FUND                  CALIFORNIA BOND FUND
  TAX EXEMPT LONG-TERM FUND ADVISER SHARES   CALIFORNIA BOND FUND ADVISER SHARES
  TAX EXEMPT SHORT-TERM FUND                 CALIFORNIA MONEY MARKET FUND
  TAX EXEMPT SHORT-TERM FUND ADVISER SHARES  NEW YORK BOND FUND
  TAX EXEMPT INTERMEDIATE-TERM FUND          NEW YORK BOND FUND ADVISER SHARES
  TAX EXEMPT INTERMEDIATE-TERM FUND          NEW YORK MONEY MARKET FUND
     ADVISER SHARES                          VIRGINIA BOND FUND
  TAX EXEMPT MONEY MARKET FUND               VIRGINIA BOND FUND ADVISER SHARES
                                             VIRGINIA MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:   05/25/2012                 /S/ ROBERTO GALINDO, JR.
       ________________          __________________________________
                                 Roberto Galindo, Jr.
                                 Treasurer